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                                                                    EXHIBIT 10.1


          FOURTH AMENDMENT OF REVOLVING LINE OF CREDIT PROMISSORY NOTE


         THIS FOURTH AMENDMENT OF REVOLVING LINE OF CREDIT PROMISSORY NOTE (this "Agreement") is made and entered effective as of the 31st day of December, 1999, by and between THE WMA CORPORATION, a Delaware corporation (hereinafter referred to as "Borrower") and MONEY SERVICES, INC., a Delaware corporation (hereinafter referred to as "Lender").

                    ARTICLE A - BACKGROUND AND CONSIDERATION

         A-1. BACKGROUND. On September 30, 1998, Borrower incurred certain indebtedness (the "Loan") owing to Lender, and to evidence the Loan executed and delivered to Lender that certain Revolving Line of Credit Promissory Note dated September 30, 1998, in the face principal amount of $10,000,000.00 (the "Note"). The Note was further evidenced by that certain Revolving Line of Credit Loan Agreement by and between Borrower and Lender dated September 30, 1998, as thereafter amended by a certain First Amendment of Revolving Line of Credit Agreement and Revolving Line of Credit Promissory Note dated January 29, 1999 , that certain Second Amendment of Revolving Line of Credit Promissory Note dated March 31, 1999, and that certain Third Amendment of Revolving Line of Credit Promissory Note dated July 30, 1999 (collectively the "Loan Agreement"). The Note and Loan Agreement, together with any and all other documents, if any, to or of which Lender is a party or beneficiary evidencing, securing or otherwise relating to the Loan, are hereinafter referred to collectively as the "Loan Documents". Borrower and Lender have agreed to further modify and amend the Note to (i) reflect the current outstanding principal balance of the Note; (ii) revise the amortization schedule and extend the maturity date of the Note; (iii) provide for quarterly installments of principal and accrued interest based upon certain reinsurance settlements due from Western Reserve Life Assurance Co. of Ohio ("WRL") to WMA Life Insurance Company Limited ("WMALICL"); and (iv) provide that any net funds raised by Borrower in connection with the public or private sale of its capital stock be applied against the outstanding principal balance of the Note.

         A-2. CONSIDERATION. For and in consideration of the sum of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender do hereby agree as set forth herein below.

                             ARTICLE B - AGREEMENT

         B-1. AMENDMENT OF CERTAIN NOTE PROVISIONS. Borrower and Lender do hereby amend the Note as follows:

         B-2. EXTENSION OF MATURITY DATE/ TIMING AND SOURCE OF REPAYMENT. The second full paragraph of the Note is hereby deleted in its entirety and the following new paragraph is substituted in lieu thereof:



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                  "Said principal and interest shall be paid in the following manner, to wit:

         (a) Installments of accrued interest on the outstanding principal balance hereof and at the foregoing rate, shall be due and payable quarterly, in arrears, commencing on the fifteenth
                  (15th) day of February, 2000, and continuing on the fifteenth
                  (15th) day of each calendar quarter thereafter, until the outstanding principal balance hereof, together with all accrued but unpaid interest due thereon, has been paid in full.

         (b) Installments of principal as determined in accordance with the terms hereof shall be due and payable quarterly, commencing on the fifteenth (15th) day of February, 2000, and continuing on the fifteenth (15th) day of each calendar quarter, until the entire outstanding and unpaid principal balance hereof has been paid in full.

         (c) During the term hereof, each of said quarterly principal and accrued interest payments shall be an amount equal to the greater of (A) an amount which is equal to the lesser of (i) Five Hundred Thousand and No/100 ($500,000.00) Dollars,or
                  (ii) ninety (90%) percent of the Western Reserve Life Assurance Co. of Ohio ("WRL") Financial Freedom Builder ("FFB") Coinsurance and Modified Coinsurance ("Co/ModCo") reinsurance settlements (as determined in accordance the Automated Flexible Premium Variable Life Reinsurance Agreement No. 2 by and between WRL and WMA Life Insurance Company Limited and having an effective date of April 1, 1998 (the "Reinsurance Agreement")) with respect to the issuance of life insurance issued and reinsured under the terms of the Reinsurance Agreement for calendar year 1998, due WMA Life Insurance Company Limited ("WMALICL") from WRL for the immediately preceding calendar quarter; or (B) an amount -- which is equal to seventy-five (75%) percent of the WRL FFB Co/ModCo reinsurance settlements (as determined in accordance with the Reinsurance Agreement) with respect to the issuance of life insurance issued and reinsured under the terms of the Reinsurance Agreement for calendar year 1998, due WMALICL from WRL for the immediately preceding calendar quarter. For example, if the total amount of the FFB Co/ModCo reinsurance settlements due to WMALICL from WRL for the calendar quarter ending December 31, 1999 is One Million and No/100 ($1,000,000.00) Dollars, then the quarterly principal installment due for February 15, 2000 would be $750,000.00 (the same being 75%of FFB Co/ModCo reinsurance settlements as set forth in (B) above, said amount being greater than $500,000 which amount is the lesser of the two amounts set forth in (A) above ($500,000 or 90% of $1,000,000 of FFB
                  Co/ModCo reinsurance settlements due to WMALILC =
                  $900,000.00).

         (d) Maker agrees that any and all net sale proceeds received by Maker from any public or private sale of any capital stock of the Maker, including any stock options or stock warrants related thereto, remaining after the payment of all ordinary and necessary costs and expenses incurred in connection therewith, including but not limited to


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                underwriter's fees and commissions and broker's fees and
                expenses, shall be applied in full against the next quarterly installment(s) of principal due hereunder."


                        ARTICLE C - OUTSTANDING BALANCE

         C-1.   Borrower and Lender acknowledge and agree that, as of the
effective date hereof, the aggregate outstanding principal balance due on the
Note is $5,303,561.64 and the accrued but unpaid interest due on the Note is $507,570.28.

                         ARTICLE D - GENERAL CONDITIONS

         D-1.   NO WAIVER OR IMPLICATION. Borrower hereby agrees that nothing herein shall constitute a waiver by Lender of any default, whether known or unknown, which may exist under the Note or any other Loan Document. Borrower hereby further agrees that no action, inaction or agreement by Lender, including, without limitation, any indulgence, waiver, consent or agreement of modification which may have occurred or been granted or entered into with respect to non-payment of the Loan or any portion thereof, or with respect to matters involving security for the Loan, shall require or imply any future indulgence, waiver, consent or agreement by Lender. Borrower hereby acknowledges and agrees that Lender has made no agreement, and is in no way obligated, to grant any future indulgence, waiver or consent or to enter into any further agreement of modification with respect to the Loan or any matter relating to the Loan.

         D-2.   SUCCESSORS AND ASSIGNS. This Fourth Amendment of Revolving Line
of Credit Promissory Note shall be binding upon and shall insure to the benefit of the parties hereto, their respective heirs, successors, successors-in-title and assigns.

         D-3. MISCELLANEOUS. All personal pronouns used herein whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and vice versa. Titles of articles and sections as set forth herein are for convenience only and in no way define, limit, amplify or describe the scope or intent of any provision hereof.





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         IN WITNESS WHEREOF, Borrower and Lender have hereunto set their hands and affixed their seals as of the day and year first above written.


                                   BORROWER:

                                   THE WMA CORPORATION
                                   A DELAWARE CORPORATION

                                   By:  /s/ Thomas W. Montgomery
                                      ---------------------------------------
                                      Name:  Thomas W. Montgomery
                                      Title: Executive Vice President

                                               (CORPORATE SEAL)



                                   LENDER:

                                   MONEY SERVICES, INC., A DELAWARE
                                   CORPORATION


                                   By:  /s/ Patrick DePalma
                                      ---------------------------------------
                                      Name:   Patrick DePalma
                                           ----------------------------------
                                      Title:  President
                                            ---------------------------------


                                               (CORPORATE SEAL)





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